As filed with the Securities and Exchange Commission on March 12, 2024

Registration No. 333-273964

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

POST-EFFECTIVE
AMENDMENT NO. 1
to
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

__________________________

INPIXON
(Exact Name of Registrant as Specified in Its Charter)

__________________________

Nevada	7371	88-0434915
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2479 E. Bayshore Road, Suite 195
Palo Alto, CA 94303
(408) 702-2167
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

__________________________

Nadir Ali
Chief Executive Officer
Inpixon
2479 E. Bayshore Road, Suite 195
Palo Alto, CA 94303
(408) 702-2167
(Name, address, including zip code, and telephone number, including area code, of agent for service)

__________________________

Copies to:

Kevin Friedmann, Esq. Norton Rose Fulbright US LLP 1045 W. Fulton Market, Suite 1200 Chicago, IL 60607 (312) 964-7763	Ronald R. Levine II, Esq. Arnold & Porter Kaye Scholer LLP 1144 Fifteenth Street, Suite 3100 Denver, CO 80202 (303) 863-2335

__________________________

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement is declared effective and all other conditions to the Business Combination described in the enclosed proxy statement/prospectus have been satisfied or waived.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-l(d) (Cross-Border Third-Party Tender Offer) ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The Company has filed with the Securities and Exchange Commission (the “Commission”) a proxy statement/prospectus on Form S-4 (Registration No. 333-273964), filed on August 14, 2023 and amended by pre-effective Amendment No. 1 thereto on October 6, 2023 and by pre-effective Amendment No. 2 thereto on November 11, 2023 (the “Registration Statement”), which was declared effective by the Commission as of November 13, 2023, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), shares of the Company’s common stock, par value $0.0001 per share (the “Consideration Shares”), to be issued to equity holders of XTI Aircraft Company (“XTI”) pursuant to the terms of the Agreement and Plan of Merger, dated as of July 24, 2023 (the “Merger Agreement”) by and among the Company, Superfly Merger Sub Inc. and XTI, all as further described in the Registration Statement. Pursuant to the requirements of the Merger Agreement and the rules of the Nasdaq Capital Market, the Company may not issue the Consideration Shares until the Company has received stockholder approval of such issuance. The Company has obtained such stockholder approval at its special meeting in lieu of a 2023 annual meeting of its stockholders held on December 8, 2023. In connection with this, the Company is filing as Exhibit 5.1 hereto an opinion of counsel with respect to the Consideration Shares. Such opinion is incorporated by reference into the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.     Exhibits and Financial Statements Schedules.

(a) Exhibits.

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
2.1+#

Agreement and Plan of Merger, dated as of July 24, 2023, among the Registrant, Superfly Merger Sub Inc., and XTI Aircraft Company (included as Annex A to the proxy statement/prospectus forming a part of this Registration Statement) (incorporated by reference to Exhibit 2.1 of the Registrant’s Form 8-K, filed on July 25, 2023).

3.1#	Restated Articles of Incorporation, as amended (incorporated by reference to Exhibit 3.1 of the Registrant’s Form S-1 (File No. 333-190574), filed on August 12, 2013).
3.2#

Certificate of Amendment to Articles of Incorporation (Increase Authorized Shares) (incorporated by reference to Exhibit 3.2 of the Registrant’s Form S-1 (File No. 333-190574), filed on August 12, 2013).

3.3#	Certificate of Amendment to Articles of Incorporation (Reverse Split) (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on April 10, 2014).
3.4#	Articles of Merger (renamed Sysorex Global) (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on December 18, 2015).
3.5#	Articles of Merger (renamed Inpixon) (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on March 1, 2017).
3.6#	Certificate of Amendment to Articles of Incorporation (Reverse Split) (incorporated by reference to Exhibit 3.2 of the Registrant’s Form 8-K, filed on March 1, 2017).
3.7#	Certificate of Amendment to Articles of Incorporation (authorized share increase) (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on February 5, 2018).
3.8#	Certificate of Amendment to Articles of Incorporation (Reverse Split) (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on February 6, 2018).
3.9#	Certificate of Amendment to Articles of Incorporation (Reverse Split) (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on November 1, 2018).
3.10#

Certificate of Amendment to Articles of Incorporation, effective as of January 7, 2020 (Reverse Split) (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on January 7, 2020).

3.11#

Certificate of Amendment to the Articles of Incorporation increasing the number of authorized shares of Common Stock from 250,000,000 to 2,000,000,000 filed with the Secretary of State of the State of Nevada on November 18, 2021 (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on November 19, 2021).

3.12#

Certificate of Change filed with the Secretary of State of the State of Nevada on October 4, 2022 (effective as of October 7, 2022) (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on October 6, 2022).

3.13#

Certificate of Amendment to the Articles of Incorporation increasing the number of authorized shares of Common Stock from 26,666,667 to 500,000,000 filed with the Secretary of State of the State of Nevada on November 29, 2022 (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on December 2, 2022).

3.14#	Bylaws, as amended (incorporated by reference to Exhibit 3.2 of the Registrant’s Form S-1 (File No.: 333-190574), filed on August 12, 2013).
3.15#	Bylaws Amendment (incorporated by reference to Exhibit 3.2 of the Registrant’s Form 8-K, filed on September 13, 2021).
3.16#

Form of Amendment to Bylaws (incorporated by reference to Exhibit B of the Agreement and Plan of Merger, dated as of July 24, 2023, which was filed as Exhibit 2.1 of the Registrant’s Form 8-K, filed on July 25, 2023).

3.17#	Bylaws Amendment No. 3 (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on September 19, 2023).
3.18#	Bylaws Amendment No. 4 (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on September 19, 2023).
4.1#	Specimen Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 of the Registrant’s Form S-1 (File No. 333-190574), filed on August 12, 2013).

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
4.2#

Form of Certificate of Designation of Preferences, Rights and Limitations of Series 4 Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on April 24, 2018).

4.3#	Certificate of Designation of Series 5 Convertible Preferred Stock, dated as of January 14, 2019 (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on January 15, 2019).
4.4#	Promissory Note, dated as of December 21, 2018 (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on December 31, 2018).
4.5#	Form of Warrant (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on January 15, 2019).
4.6#	Form of Warrant Agency Agreement (incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-K, filed on January 15, 2019).
4.7#	Promissory Note, dated as of May 3, 2019 (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on May 3, 2019).
4.8#	Promissory Note, dated as of June 27, 2019 (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on June 27, 2019).
4.9#	Form of Series A warrants (incorporated by reference to Exhibit 4.2 of the Registrant’s Form 8-K, filed on August 14, 2019).
4.10#	Series 6 Preferred Certificate of Designation, effective as of August 13, 2019 (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on August 14, 2019).
4.11#	Promissory Note, dated as of March 18, 2020 (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on March 20, 2020).
4.12#

Series 7 Convertible Preferred Stock Certificate of Designation, filed with the Secretary of State of the State of Nevada and effective September 13, 2021 (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on September 15, 2021).

4.13#	Description of Registrant’s Securities (incorporated by reference to Exhibit 4.15 of the Registrant’s Form 10-K, filed on April 17, 2023).
4.14#

Series 8 Convertible Preferred Stock Certificate of Designation, filed with the Secretary of State of the State of Nevada and effective March 22, 2022 (incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K, filed on March 24, 2022).

4.15#	Promissory Note, dated as of July 22, 2022 (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on July 22, 2022).
4.16#	Form of Purchase Warrants (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on October 20, 2022).
4.17#	Promissory Note, dated as of December 30, 2022 (incorporated by reference to Exhibit 4.7 of the Registrant’s Form 8-K, filed on December 30, 2022).
4.18#	Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K, filed on May 16, 2023).
5.1	Opinion of Greenberg Traurig LLP as to the validity of the securities registered.
10.1*#	Amended and Restated 2011 Employee Stock Incentive Plan (incorporated by reference to Exhibit 10.22 of the Registrant’s Form S-8 (File No. 333-195655), filed on May 2, 2014).
10.2*#	Form of Incentive Stock Option Agreement (incorporated by reference to Exhibit 10.9 of the Registrant’s Form 8-K, filed on October 27, 2014).
10.3*#	Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.5 of the Registrant’s Form 8-K, filed on October 27, 2014).
10.4*#	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.6 of the Registrant’s Form 8-K, filed on October 27, 2014).
10.5*#	2018 Employee Stock Incentive Plan, as amended (incorporated by reference to Exhibit 99.1 of the Registrant’s Form S-8 (File No. 333-234458), filed on November 1, 2019).
10.6*#	2018 Employee Stock Incentive Plan Form of Incentive Stock Option Agreement (incorporated by reference to Exhibit 10.8 of the Registrant’s Form 10-K, filed on March 31, 2021).
10.7*#	2018 Employee Stock Incentive Plan Form of Non-Qualified Stock Option Agreement (incorporated by reference to Exhibit 10.7 of the Registrant’s Form 10-K, filed on March 31, 2021).
10.8*#	2018 Employee Stock Incentive Plan Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.7 of the Registrant’s Form 10-K, filed on March 31, 2021).

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
10.9*#	Director Services Agreement with Leonard A. Oppenheim dated October 21, 2014 (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on October 27, 2014).
10.10*#	Director Services Agreement with Kareem M. Irfan dated October 21, 2014 (incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K, filed on October 27, 2014).
10.11*#	Director Services Agreement with Tanveer A. Khader dated October 21, 2014 (incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K, filed on October 27, 2014).
10.12*#	Amended and Restated Employment Agreement by and between the Company and Nadir Ali (incorporated by reference to Exhibit 10.14 of the Registrant’s Form 10-Q, filed on May 15, 2018).
10.13*#	Employment Agreement, effective as of October 1, 2014, between Wendy Loundermon and the Company (incorporated by reference to Exhibit 10.8 of the Registrant’s Form 8-K, filed on October 27, 2014).
10.14*#	First Amendment to Employment Agreement, dated July 24, 2023, between Inpixion and Wendy Loundermon (incorporated by reference to Exhibit 10.5 of the Registrant’s Form 8-K, filed on July 25, 2023)
10.15*#	Employment Agreement dated November 4, 2016, by and between Sysorex USA and Soumya Das (incorporated by reference to Exhibit 10.51 of the Registrant’s Form 10-K, filed on April 17, 2017).
10.16*#

Amendment to Employment Agreement dated August 31, 2018 among Inpixon, Sysorex, Inc. and Soumya Das (incorporated by reference to Exhibit 10.8 of the Registrant’s Form 8-K, filed on September 4, 2018).

10.17*#

Waiver and Amendment No. 1 to Board of Directors Services Agreement with Leonard A. Oppenheim dated February 4, 2019 (incorporated by reference to Exhibit 10.9 of the Registrant’s Form 10-K, filed on March 28, 2019).

10.18*#

Waiver and Amendment No. 1 to Board of Directors Services Agreement with Kareem M. Irfan dated February 4, 2019 (incorporated by reference to Exhibit 10.11 of the Registrant’s Form 10-K, filed on March 28, 2019).

10.19*#

Waiver and Amendment No. 1 to Board of Directors Services Agreement with Tanveer A. Khader dated February 4, 2019 (incorporated by reference to Exhibit 10.13 of the Registrant’s Form 10-K, filed on March 28, 2019).

10.20#	Second Amendment Agreement, dated as of April 2, 2019, between Inpixon and Sysorex, Inc. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on April 5, 2019).
10.21+#	Patent Assignment and License-Back Agreement, dated June 27, 2019, by and between Inpixon and GTX Corp. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on July 1, 2019).
10.22+#	Patent License Agreement, dated June 27, 2019, by and between Inpixon and Inventergy (incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K, filed on July 1, 2019).
10.23+#	Patent License Agreement, dated June 27, 2019, by and between Inpixon and GTX Corp. (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed on July 1, 2019).
10.24#	Note Purchase Agreement, dated as of March 18, 2020 (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on March 20, 2020).
10.25+#

Exclusive Software License and Distribution Agreement, dated as of June 19, 2020, by and among Inpixon, Cranes Software International Ltd., and Systat Software, Inc. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on June 22, 2020).

10.26#

Amendment and Waiver to Exclusive Software License & Distribution Agreement, dated as of June 30, 2020, by and among Inpixon, Cranes Software International Ltd., and Systat Software, Inc. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on July 2, 2020).

10.27*#	Amendment No. 4 to Inpixon 2018 Employee Stock Incentive Plan (incorporated by reference to Exhibit 10.7 of the Registrant’s Form 10-Q, filed on August 14, 2020).
10.28#	Form of Amended and Restated Limited Liability Company Agreement of Cardinal Venture Holdings LLC (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed on October 5, 2020).
10.29#

Amendment #2 to Promissory Note, dated as of March 17, 2021, by and between Inpixon and Iliad Research and Trading, L.P. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on March 19, 2021).

10.30#	Securities Settlement Agreement, dated as of April 14, 2021, by and between Sysorex, Inc. and Inpixon (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on April 14, 2021).
10.31#

Right to Shares Letter Agreement, dated as of April 14, 2021, by and between Sysorex, Inc. and Inpixon (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed on April 14, 2021).

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
10.32#

Form of Registration Rights Agreement, dated as of April 14, 2021 by and among Sysorex, Inc. and the parties to the Securities Subscription Agreement and certain other parties (incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K, filed on April 14, 2021).

10.33#

Stockholders’ Agreement, dated as of April 9, 2021, among Inpixon, Game Your Game, Inc. and the Minority Stockholders (incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K, filed on April 14, 2021).

10.34#

Amendment #3 to Promissory Note, dated as of March 16, 2022, by and between Inpixon and Iliad Research and Trading, L.P. (incorporated by reference to Exhibit 10.40 of the Registrant’s Form 10-K, filed on March 16, 2022).

10.35*#	Amendment to the Inpixon 2018 Employee Stock Incentive Plan (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on November 19, 2021).
10.36+#	Exchange Agreement, dated January 28, 2022, by and between Inpixon and Warrant Holder (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on January 28, 2022).
10.37+#	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on March 22, 2022).
10.38#	Form of Lock-up Agreement (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed on March 22, 2022).
10.39#	Equity Distribution Agreement, dated as of July 22, 2022, between Inpixon and Maxim Group LLC (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on July 22, 2022).
10.40+#	Note Purchase Agreement, dated as of July 22, 2022 (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed on July 22, 2022).
10.41#

Securities Purchase Agreement, dated as of April 27,2022, by and between Inpixon and FOXO Technologies, Inc. (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 10-Q, filed on August 15, 2022).

10.42#	10% Original Issue Discount Senior Convertible Debenture (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 10-Q, filed on August 15, 2022).
10.43#	Subsidiary Guarantee (incorporated by reference to Exhibit 10.3 of the Registrant’s Form 10-Q, filed on August 15, 2022).
10.44+#	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on October 20, 2022).
10.45#

Placement Agency Agreement, dated as of October 18, 2022, by and between Inpixon and Maxim Group LLC (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed on October 20, 2022).

10.46#	Amendment to the Inpixon 2018 Employee Stock Incentive Plan (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on December 2, 2022).
10.47#

Amendment No. 2 to Board of Directors Services Agreement, dated as of May 16, 2022, between Inpixon and Kareem M. Irfan (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 10-Q, filed on November 14, 2022).

10.48+#	Note Purchase Agreement, dated as of December 30, 2022 (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on December 30, 2022).
10.49#	Form of Amendment No. 1 to Common Stock Purchase Warrants (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on February 28, 2023).
10.50#	Form of Limited Liability Company Unit Transfer and Joinder Agreement (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed on February 28, 2023).
10.51#

Employee Matters Agreement, dated March 14, 2023, by and among KINS, KINS Merger Sub Inc., Inpixon, and Legacy CXApp (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on March 20, 2023).

10.52#	Tax Matters Agreement, dated March 14, 2023, by and among KINS, Inpixon, and Legacy CXApp (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed on March 20, 2023).
10.53#	Transition Services Agreement, dated March 14, 2023, by and between Inpixon and Legacy CXApp (incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K, filed on March 20, 2023).
10.54#	Warrant Purchase Agreement (incorporated by reference to Exhibit 10.6 of the Registrant’s Form 10-Q, filed on May 16, 2023).
10.55#	Placement Agency Agreement (incorporated by reference to Exhibit 10.7 of the Registrant’s Form 10-Q, filed on May 16, 2023).

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
10.56#	Amendment #2 to Promissory Note, dated as of May 16, 2023 (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on May 19, 2023).
10.57#	Amendment to Promissory Note, dated as of May 16, 2023 (incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed on May 19, 2023).
10.58#

Amendment No. 1 to Equity Distribution Agreement, dated as of June 13, 2023, by and between Inpixon and Maxim Group LLC (incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K, filed on June 13, 2023).

10.59*#	Inpixon Transaction Bonus Plan, dated July 24, 2023 (incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K, filed on July 25, 2023).
10.60*#	Inpixon Transaction Bonus Plan, dated July 24, 2023 (incorporated by reference to Exhibit 10.4 of the Registrant’s Form 8-K, filed on July 25, 2023).
10.61+†#	Aircraft Purchase Agreement, dated February 2, 2022, between XTI and Counterparty A.
10.62+#	Separation Agreement, dated as of October 23, 2023, by and between Inpixon and Grafiti Holding Inc.(incorporated by reference to Exhibit 2.1 of the Registrant’s Form 8-K, filed on October 23, 2023.
21.1#	Subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 of the Registrant’s Form 10-K, filed on April 17, 2023).
23.1#	Consent of Marcum LLP.
23.2#	Consent of BF Borgers CPA PC.
23.3	Consent of Greenberg Traurig LLP (included as part of Exhibit 5.1).
24.1#	Power of Attorney (included on signature page to the initial filing of the Registration Statement).
99.1#	Form of Proxy Card for Special Meeting of Stockholders of Registrant.
99.2#	Opinion of Gemini Valuation Services, LLC, financial advisor to Inpixon (included as Annex B to the proxy statement/prospectus forming part of this Registration Statement).
99.3#	Consent of Gemini Valuation Services, LLC, financial advisor to Inpixon.
101.INS#	XBRL Instance Document
101.SCH#	XBRL Taxonomy Extension Schema Document
101.CAL#	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF#	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB#	XBRL Taxonomy Extension Label Linkbase Document
101.PRE#	XBRL Taxonomy Extension Presentation Linkbase Document
107#	Filing Fee Table.

____________

*        Indicates management contract or compensatory plan.

+        Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

†        Certain portions of this exhibit have been excluded from this exhibit because the information is both not material and is the type that XTI customarily treats as private and confidential. Redacted information is indicated by [#*]. An unredacted copy of this exhibit will be furnished to the SEC upon request on a supplemental basis.

#        Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on March 12, 2024.

INPIXON
By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	Chief Executive Officer
	Signature	Title	Date
	/s/ Nadir Ali	Chief Executive Officer and Director	March 12, 2024
	Nadir Ali	(Principal Executive Officer)
	*	Chief Financial Officer and Director	March 12, 2024
	Wendy Loundermon	(Principal Financial and Accounting Officer)
	*	Director	March 12, 2024
Leonard Oppenheim
	*	Director	March 12, 2024
Kareem Irfan
	*	Director	March 12, 2024
Tanveer Khader

*By:	/s/ Nadir Ali
Nadir Ali
Attorney-in-fact